SUPPLEMENT TO THE PROSPECTUS

Waddell & Reed Advisors High Income Fund II, Inc.

Effective September 18, 2000, the Fund will change its name to Waddell & Reed Advisors Global Bond Fund, Inc. to reflect changes in the Fund's investment strategies and policies approved by the Board of Directors, which are described below.

The following information replaces the disclosure regarding Global Bond Fund (formerly, High Income Fund II) in the first three paragraphs under the caption "An Overview of the Funds - Principal Strategies:"

     Global Bond Fund seeks to achieve its goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of foreign and U.S. issuers. The Fund invests primarily in investment grade securities (rated BBB and higher by S&P or Baa and higher by MIS or, if unrated, deemed by WRIMCO to be of comparable quality). The Fund may, however, invest up to 35% of its total assets in lower quality bonds (commonly called junk bonds), the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers in countries that are members of the Organisation of Economic Co-Operation and Development
     (OECD). The Fund may invest in securities issued by foreign or U.S. governments and in foreign or U.S. companies of any size.

     WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include an issuer's past, current and estimated future:

          .  financial strength;
          .  cash flow;
          .  management;
          .  borrowing requirements;
          . responsiveness to changes in interest rates and business conditions; and
          .  applicable economic and market conditions.

The following information supplements the disclosure regarding Global Bond Fund (formerly, High Income Fund II) under the caption "An Overview of the Funds - Principal Risks of Investing in the Funds:"

     The investment performance of Global Bond Fund may also be affected by changes in foreign exchange rates, which may affect the value of certain securities the Fund holds. Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

The following information replaces the disclosure regarding Global Bond Fund (formerly, High Income Fund II) under the caption "An Overview of the
Funds - Who May Want to Invest:"

     Global Bond Fund is designed for investors primarily seeking exposure to foreign market issuers for a portion of their fixed-income holdings, with limited exposure to foreign currency risk. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.
The following information replaces the disclosure regarding Global Bond Fund (formerly, High Income Fund II) in the first four paragraphs under the caption "The Investment Principles of the Funds - Investment Goals, Principal Strategies and Other Investments:"

     The primary goal of the Global Bond Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with the primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of U.S. or foreign issuers. There is no guarantee that the Fund will achieve its goals.

     The Fund primarily owns debt securities; however, the Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities. The debt securities may be of any maturity but will primarily be of intermediate term (generally, maturity ranging between one and ten years) and of investment grade. The Fund may also invest up to 35% of its total assets in debt securities, typically foreign issues, in the lower rating categories (securities rated BB or lower by S&P or Ba by MIS) or unrated securities determined by WRIMCO to be of comparable quality.
     Lower quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

     During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. Typically the Fund invests no more than 10% of its assets in securities denominated in foreign currencies. During normal market conditions, the Fund invests at least 65% of its total assets in debt securities. The Fund limits its acquisition of common stock so that no more than 10% of its total assets will consist of common stock.


The following information replaces the disclosure regarding Global Bond Fund (formerly, High Income Fund II) under the caption "The Management of the Funds
- Portfolio Management:"

     Daniel J. Vrabac is primarily responsible for the management of Global Bond Fund. Mr. Vrabac has held his Fund responsibilities since September 2000. He is Vice President of the Fund and Vice President of other
     investment companies for which WRIMCO serves as investment manager.   Mr.
     Vrabac has served as a portfolio manager with WRIMCO and has been an employee of such since May 1994.

To be attached to the cover page of the Prospectus of:

     Waddell & Reed Advisors Funds
     Fixed Income & Money Market Funds
     dated June 30, 2000

This Supplement is dated September 13, 2000.

NUS1100A